Exhibit 10.9

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of July 18, 2008 (this “Amendment”), to the Existing Credit Agreement referred to below, is among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (collectively referred to as the “Borrowers” and individually referred to as a “Borrower”), and the Lenders (such capitalized term, and other capitalized terms used in this preamble or the recitals, have the meanings set forth in Article I)  parties hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, various financial institutions (the “Lenders”) and Dresdner Bank AG New York and Grand Cayman Branches, as Administrative Agent are parties to a Credit Agreement, dated as of June 26, 2007 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, such parties have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendment, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Amendment” is defined in the preamble.

“Borrower” and “Borrowers” are defined in the preamble.

“Credit Agreement” is defined in the second recital.

“Existing Credit Agreement” is defined in the first recital.

“Third Amendment Effective Date” is defined in Article III.

“Lenders” is defined in the first recital.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II
AMENDMENTS TO THE
EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article.

SECTION 2.1.  Amendments to Article I.  Article I of the Existing Credit Agreement is hereby amended in accordance with Section 2.1.1.

SECTION 2.1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a)  The definition of “Obligor” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following words to the end of such definition:

, and for purposes of Article VIII, CEF.

(b)  The following new terms are added to Section 1.1 of the Existing Credit Agreement, to read in their entirety as follows:

“CEF” means Corinthian Equity Fund, L.P. a Delaware limited partnership.

“CEF Agreement” means the agreement, dated as of July 18, 2008, executed and delivered by an Authorized Officer of CEF pursuant to the terms of the Third Amendment, dated as of July 18, 2008, to this Agreement, in form of Exhibit A to such Third Amendment, as amended, supplemented, amended and restated or otherwise modified from time to time.

SECTION 2.2.  Amendment to Article III.  Article III of the Existing Credit Agreement is hereby amended in accordance with Section 2.2.1.

SECTION 2.2.1.  A new clause (l) is added to added to Section 3.1.1 of the Existing Credit Agreement, to read in its entirety as follows:

(l)  The Administrative Agent shall apply amounts paid under the CEF Agreement upon receipt to the outstanding principal amount of Term Loans, in inverse order of maturity.  Such prepayment shall not be construed as a Cure Right, or otherwise be deemed to be a waiver of any Default or forebearance of remedies available to the Secured Parties.

SECTION 2.3.  Amendment to Article VIII.  Clause (b) of Section 8.1.3 of the Existing Credit Agreement is hereby amended by adding “, the CEF Agreement,” after the words “the Subsidiary Guaranty.”

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1.  Third Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Third Amendment Effective Date”) when the conditions set forth in Section 3.1.1 and Section 3.1.2 shall have been satisfied.

SECTION 3.1.1.  Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, which shall have been duly executed and delivered on behalf of Holdings, Sabre, SCC, the Borrowers and the Required Lenders.

SECTION 3.1.2.  CEF Agreement.  The Administrative Agent shall have received a copy of the CEF Agreement, executed and delivered on behalf of an Authorized Officer of CEF and the Administrative Agent.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.1.  Representations.  Each Borrower hereby represents and warrants that both before and after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which by their terms expressly relate to an earlier date, which were true and correct in all material respects as of such date), (ii) both before and after giving effect to the transactions contemplated herein, no Default or Event of Default has occurred and is continuing on and as of the date hereof and after giving effect to the transactions contemplated herein, (iii) it has the power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment, and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

ARTICLE V
MISCELLANEOUS

SECTION 5.1.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 5.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION 5.3.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4.  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.5.  Governing Law; Entire Agreement.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 5.6.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

SABRE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Peter Van Raalte
Title: Chairman

SABRE COMMUNICATIONS CORPORATION

By:	/s/ James M. Tholey
Title: CFO

SABRE INDUSTRIES, INC.

By:	/s/ Peter Van Raalte
Title: Chairman

CELLXION, LLC

By:	/s/ James M. Tholey
Title: CFO

CELLXION WIRELESS SERVICES, LLC

By:	/s/ James M. Tholey
Title: CFO

DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Craig Meisner
Title: Managing Director

By:	/s/ Jorge E. Rodriguez
Title: Managing Director